                      Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                   National Medical Financial Services Corporation
                 ----------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


       -----------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee:

[X]  No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:



     2)  Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



     4)  Proposed maximum aggregate value of transaction:



     5)  Total fee paid:



[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:



       2)   Form, Schedule or Registration Statement No.:



       3)   Filing party:



       4)   Date Filed:

                    NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION
                               1315 Greg Street, Suite 103
                                   Sparks, Nevada 89431

                        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                TO BE HELD ON JUNE 30, 1997
                                     -----------------

    The 1997 Annual Meeting of Stockholders (the "Meeting") of National Medical Financial Services Corporation, a Nevada corporation (the "Company"), will be held on Monday, June 30, 1997, at 10:30 a.m. local time, at 2171 Sandy Drive, State College, Pennsylvania 16803 for the following purposes:

    1. To elect three Class I Directors to hold office until the Annual Meeting of Stockholders in 1999 and until their respective successors are duly elected and qualified; and

    2. To transact such other business as may properly come before the Meeting and any and all adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on Thursday, May 15, 1997 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available for examination during normal business hours by any stockholder of the Company, for any purpose germane to the Meeting, for a period of ten (10) days prior to the Meeting, at the Company's offices located at the address set forth above. Only stockholders of record at that time are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof.

    A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996, a Proxy Statement and a proxy accompany this notice. These materials are first being sent to stockholders on or about May 31, 1997.

    The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Meeting.

    The Board of Directors urges you to date, sign and return the enclosed proxy as soon as possible. You are invited to attend the Meeting in person. Stockholders will be admitted to the Meeting only upon presentation of proof of stock ownership, which may include a current brokerage statement or a letter from their bank or broker. The return of the enclosed proxy will not affect your right to vote in person if you do attend the Meeting.

                                      BY ORDER OF THE BOARD OF DIRECTORS,


                                      ROBERT W. HORNER, JR.
                                      Secretary

Sparks, Nevada
May 31, 1997

                     NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION
                               1315 Greg Street, Suite 103
                                  Sparks, Nevada 89431

                                     --------------

                                    PROXY STATEMENT FOR
                              ANNUAL MEETING OF STOCKHOLDERS

                                    ----------------

                                   GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of National Medical Financial Services Corporation, a Nevada corporation (the "Company"), for use at the Company's 1997 Annual Meeting of Stockholders (together with any and all adjournments or postponements thereof, the "Meeting") which is scheduled to be held on Monday, June 30, 1997, at 10:30 a.m. local time, at 2171 Sandy Drive, State College, Pennsylvania 16803, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the foregoing notice, the Annual Report to Stockholders for the fiscal year ended December 31, 1996 and the enclosed proxy are first being sent to stockholders on or about May 31, 1997. The Annual Report to Stockholders is not to be considered part of the Company's proxy solicitation materials.

    At the Meeting, stockholders will be asked to: (i) elect three Class I Directors of the Company to serve until the Annual Meeting of Stockholders in 1999 and until their successors are duly elected and qualified; and (ii) transact such other business as may properly come before the Meeting. The Company's Board of Directors recommends a vote "FOR" the election of the nominees for directors of the Company listed below.

    The Board of Directors knows of no other matters which are likely to be brought before the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

    Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

              VOTING SECURITIES, VOTING RIGHT AND SECURITY OWNERSHIP

VOTING SECURITIES AND VOTING RIGHTS

    The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum at the Meeting. Only stockholders of record at the close of business on May 15, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 15,015,316 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock as of the Record Date are entitled to one vote for each share held. Holders of Common Stock do not have cumulative voting rights.

    All shares of Common Stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted in favor of election of the nominees for directors of the Company listed below and in the discretion of the persons named in the enclosed proxy with respect to any other matter that may properly come before the Meeting. Abstentions will be counted as shares present for quorum purposes. Broker non-votes will not be counted for determining a quorum or in determining whether a matter has been approved. Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. A proxy may be revoked by (i) filing with the Company a written revocation of the proxy, (ii) appearing at the Meeting and casting a vote contrary to that indicated on the proxy, or (iii) submitting a duly executed proxy bearing a later date.

    The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers, directors and regular employees of the Company may solicit proxies by written communication, by telephone, telegraph or personal call. Such persons will receive no special compensation for any solicitation activities. The Company will reimburse banks, brokers and other persons holding Common Stock in their names, or those of their nominees, for their expenses in forwarding proxy solicitation materials to the beneficial owners of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of May 15, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors,
(iii) each executive officer named in the table under the caption "Executive Compensation" and (iv) all directors and executive officers as a group.


NAME AND ADDRESS                                       NUMBER OF SHARES
BENEFICIAL OWNER (1)                                  BENEFICIALLY OWNED (2)    PERCENT
                                                    ------------------------  ---------------
Douglas R. Colkitt, M.D...........................       10,756,286(3)               54.7%
Alan H.L. Carr-Locke, 7-57 Wells Avenue Newton,
  Massachusetts 02159.............................        4,141,666(4)               23.5
Robert W. Horner, Jr..............................           26,017(5)                  *
Jude J. Spak......................................          194,000(6)                1.3
Richard L. Flickinger.............................          150,000(6)                1.0
Robert M. Colkitt.................................          150,000(6)                1.0
All directors and executive officers as a group (5
  persons)........................................         11,726,303                58.2%

------------------------
 *   Less than 1.0%

(1) Except as otherwise set forth, the address of all such beneficial owners is in care of the Company at 1315 Greg Street, Suite 103, Sparks, Nevada 89431.

(2) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage beneficial ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Includes 400,000 shares to be held in escrow until December 31, 1997. Includes currently exercisable options to purchase 100,000 shares at $4.31 per share. Includes currently exercisable Chairman's Warrants to purchase 4,500,000 shares, including 1,500,000 shares at $7.50 per share expiring August 2, 1998, 1,500,000 shares of Common Stock at $10.00 per share expiring on August 2, 2000 and 1,500,000 shares of Common Stock at $12.50 per share expiring on August 2, 2002.

(4) Includes currently exercisable incentive stock options to purchase 46,376 shares at $4.74 per share and non-qualified stock options to purchase 53,624 shares at $4.31 per share. Includes currently exercisable options to purchase 1,041,666 shares of Common Stock at an exercise price of $2.25 per share. Includes currently exercisable Chairman's Warrants to purchase 1,500,000 shares, including 500,000 shares at $7.50 per share expiring August 2, 1998, 500,000 shares of Common Stock at $10.00 per share expiring on August 2, 2000 and 500,000 shares of Common Stock at $12.50 per share expiring on August 2, 2002.

(5) Includes currently exercisable options to purchase 20,000 shares at $4.31 per share.

(6) Includes currently exercisable options to purchase 100,000 shares at $5.10 per share and 50,000 shares at $4.28 per share.

                        EXECUTIVE OFFICERS AND DIRECTORS

    The executive officers and directors of the Company together with their ages and business backgrounds, are as follows:


 NAME                                          AGE       POSITION
---------------                               -----   ---------------
Douglas R. Colkitt, M.D.                       43     Chairman of the Board of
                                                      Directors, President and
                                                      Chief Executive Officer

Robert W. Horner, Jr.                           43    Vice President, Chief
                                                      Financial Officer,
                                                      Treasurer and Secretary

Jude J. Spak (1) (2)                            49    Director

Richard L. Flickinger (1) (2)                   63    Director

Robert M. Colkitt (1) (2)                       68    Director


------------------------

(1) Member Compensation Committee

(2) Member Audit Committee

    The following sets forth certain information with respect to the members of the Board of Directors and executive officers of the Company.

    Douglas R. Colkitt, M.D. has been the Chairman of the Board of Directors, President and Chief Executive Officer of the Company since March 14, 1997. Prior thereto, Dr. Colkitt served as the Chairman of the Board of Directors of the Company since its inception. Dr. Colkitt is also the Chairman, Chief Executive Officer and principal stockholder of EquiMed, Inc., a publicly traded physician practice management company specializing in the oncology and ophthalmology fields. See "CERTAIN TRANSACTIONS." Dr. Colkitt also owns a number of entities through his venture capital operations which conduct business in the medical field as well as such areas as document management, telemarketing, and software development. Dr. Colkitt is a graduate of Washington and Jefferson College in Washington, Pennsylvania, where he received his B.A. in Chemistry and Economics in 1975. Dr. Colkitt received his M.D. from the University of Pennsylvania and his M.B.A. from the Wharton School of the University of Pennsylvania, both in 1979.

    Robert W. Horner, Jr., C.P.A., has been the Company's Chief Financial Officer, Secretary and Treasurer since its inception and, in addition, became Vice President of the Company in February 1997. Prior thereto, Mr. Horner served as Director, Corporate Finance for Oncology Services Corporation from June 1993 until December 1994. From 1988 until 1993, Mr. Horner held various positions with Unico Corporation, including Vice President, Finance and Controller. Mr. Horner received his B.S. in Accounting from the Pennsylvania State University.

    Jude J. Spak, C.P.A., has been director of the Company since its inception. Mr. Spak is currently employed by Colkitt Associates. Mr. Spak served as Chief Financial Officer of Oncology Services Corporation from
August 1990 until December 1995. Prior thereto, he was the Assistant Vice President of Federated Research Corporation since 1987, where he conducted investment research and fixed income mutual fund portfolio management. From 1980 to 1987, Mr. Spak was Assistant Treasurer of Joy Manufacturing Company, a producer of capital goods, and from 1977 to 1980, Mr. Spak was Director of Finance of Allegheny General Hospital. From 1970 to 1977, Mr. Spak was an audit manager with Price Waterhouse. He received his M.B.A. from the University of Pittsburgh and is a Chartered Financial Analyst.

    Richard L. Flickinger has been a director of the Company since its inception. Since 1957, Mr. Flickinger has been the owner and operator of Flickinger's Nursery, a tree nursery company located in Sycamore, Pennsylvania.

    Robert M. Colkitt has been a director of the Company since December 1995. Prior to his retirement in December 1995, Mr. Colkitt operated a multi-line insurance agency for 38 years. Mr. Colkitt is a chartered life underwriter. He is a principal in Home Gas and Oil Co., Inc., a wholesale producer of natural gas and oil. Mr. Colkitt is the father of Douglas R. Colkitt, M.D., the Company's Chairman, President and Chief Executive Officer.

    Alan H.L. Carr-Locke resigned as the Company's President and Chief Executive Officer, and as a Director of the Company, effective February 1, 1997.

CLASSES OF DIRECTORS

    The Board of Directors currently has four members and is divided into two classes. Dr. Colkitt, Mr. Flickinger and Mr. Colkitt are Class I Directors and will serve, if elected at the Meeting, until the annual meeting of stockholders in 1999 and thereafter for terms of two years or until their successors have been elected and qualified. Mr. Spak is a Class II Director and will serve until the annual meeting of stockholders in 1998 and thereafter for a term of two years or until his successor has been elected and qualified.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Company has an Audit Committee and a Compensation Committee, but does not have a Nominating Committee.

    The Audit Committee consists of Messrs. Spak, Flickinger and Colkitt. The functions of the Audit Committee generally include reviewing with the Company's independent auditors the scope and results of their engagement and reviewing the adequacy of the Company's systems of internal accounting controls. The Audit Committee held one meeting and acted by written consent one time in 1996.

    The Compensation Committee consists of Messrs. Spak, Flickinger, and Colkitt. The functions of the Compensation Committee are to review and evaluate the compensation of the Company's executive officers, administer the Company's Stock Option Plan and establish guidelines for compensation of other personnel. The Compensation Committee did not hold any meetings in 1996.

    The Board of Directors held one meeting and acted by written consent nine times in 1996. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees on which he served while a member of the board.

COMPENSATION OF DIRECTORS

    No cash compensation is currently paid by the Company to its outside directors, but such directors are eligible to participate in the Company's Stock Option Plan for Non-Employee Directors. The Directors are reimbursed for their expenses of attending meetings of the Board of Directors and committees.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information with respect to compensation paid by the Company for the fiscal year ended December 31, 1996 to the Company's Chief Executive Officer.

                                                    SUMMARY COMPENSATION TABLE


                                                               ANNUAL               LONG TERM
                                                            COMPENSATION          COMPENSATION

                                                                                     SECURITIES
NAME & PRINCIPAL                                                                     UNDERLYING         ALL OTHER
   POSITION                                   YEAR       SALARY ($)    BONUS ($)     OPTIONS (#)    COMPENSATION ($) (1)
-----------------                            ----------  -----------  -------------  -----------    --------------------
Alan H.L. Carr-Locke, former President and      1996     $  150,000         -0-            -0-              $9,000
  Chief Executive Officer (1)                   1995         62,500         -0-      1,141,666(2)           $4,500

------------------------

(1) Mr. Carr-Locke commenced employment with the Company on June 1, 1995 at an annual salary of $150,000. During 1995, the Company paid $62,500 to Medical Business Systems, Inc. ("MBS"), a company which was owned by Mr. Carr-Locke at that time, and $62,500 to Mr. Carr-Locke, for services performed on behalf of the Company. Mr. Carr-Locke resigned as an executive officer effective February 1, 1997.

(2) Includes currently exercisable incentive stock options to purchase 46,376 shares at $4.74 per share and non-qualified stock options to purchase 53,624 shares at $4.31 per share. Includes options to purchase 1,041,666 shares of Common Stock at a exercise price of $2.25, which became exercisable on August 3, 1996.

    For the fiscal years ended December 31, 1996 and 1995, only the Company's former President and Chief Executive Officer received cash compensation in excess of $100,000. No other executive officer will receive cash compensation in excess of $100,000 during 1997.

    The Company did not grant any stock options to its executive officers in 1996. The following table sets forth information concerning the value of unexercised options to purchase Common Stock held by the persons listed at December 31, 1996. None of the named executive officers exercised any stock options during 1996.



                                               Aggregated Stock Option Exercises in 1996
                                             and Stock Option Values at December 31, 1996


                                                                     NUMBER OF SECURITIES
                                                                           UNDERLYING                  VALUE OF UNEXERCISED
                                      SHARES ACQUIRED ON              UNEXERCISED OPTIONS                  IN-THE-MONEY
NAME                                          VALUE                       AT FY-END                    OPTIONS AT FY-END ($)

                                   EXERCISE(#)      REALIZED ($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                                   -----------      ------------    -----------    -------------    -----------    -------------
Alan H.L. Carr-Locke                   --                 --             --               46,376         --               --
                                       --                 --             --               53,624         --               --
                                       --                 --             --            1,041,666         --           $1,302,083
Robert W. Horner, Jr.                  --                 --             --               20,000         --               --

EMPLOYMENT AGREEMENTS

    Effective February 1, 1997, Mr. Carr-Locke resigned as the Company's President and Chief Executive Officer and as a Director of the Company. The employment agreement pursuant to which Mr. Carr-Locke was to serve as President and Chief Executive Officer of the Company for an initial term through May 31, 1998 unless earlier terminated by Mr. Carr-Locke or the Board of Directors, was terminated by mutual consent.

                       ELECTION OF CLASS I DIRECTORS

 Nominees for Election

    At the Meeting, the stockholders will elect three Class I Directors to hold office until the Annual Meeting of Stockholders in 1999 and until their respective successors are duly elected and qualified. The nominees of the Board of Directors for election as Class I Directors are Douglas R. Colkitt, M.D., Robert M. Colkitt and Richard L. Flickinger. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of all nominees. The Board of Directors believes that the nominees are willing to serve as directors. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election and, as a result, another nominee is designated, the persons named in the enclosed proxy or other substitutes will have discretion and authority to vote for or to refrain from voting for the other nominee in accordance with their judgment. The three nominees who receive the most votes at the Meeting will be elected directors. The nominees for election as directors, together with certain information about them, are as follows:


NAME                                        AGE     DIRECTOR SINCE    TERM EXPIRES
----                                        ---     --------------    ------------
Douglas R. Colkitt, M.D...................   43          1994             1997
Robert M. Colkitt.........................   63          1995             1997
Richard L. Flickinger.....................   68          1994             1997

PRINCIPAL OCCUPATIONS AND DIRECTORSHIPS HELD BY THE NOMINEES

    Biographies of the nominees for election are contained under "EXECUTIVE OFFICERS AND DIRECTORS" beginning on page 4.

             THE BOARD RECOMMENDS A VOTE "FOR" THE ABOVE NOMINEES.

                              CERTAIN TRANSACTIONS

    Douglas R. Colkitt, M.D., the Chairman, President, Chief Executive Officer and principal stockholder of the Company, owns, controls or is affiliated with a significant portion of the current clients of the Company. It is anticipated that, in the future, new clients of the Company may be owned or controlled by, or affiliated with, entities owned by, controlled by or affiliated with Dr. Colkitt. It is also anticipated that Dr. Colkitt or entities that he owns, controls or is affiliated with may acquire other companies and businesses similar to those of the Company. It is anticipated that in such instances the contracts for the clients of such companies will be sold to the Company in arms-length transactions. The Company's contracts with related parties will have a term of not less than three years and may only be terminated on 90 days notice, provided that such parties pay to the Company a transition consulting fee equal to the contract revenues for the preceding 180 days. It is expected that, in the event the Company acquires businesses as opposed to contracts, the employees and equipment of such acquired businesses will not be retained by the Company. Such businesses may be acquired by entities affiliated with Dr. Colkitt. The contracts currently in place are scheduled to expire as of September 30, 1997 and management of the Company is presently negotiating their renewal. There can be no assurances that the contracts will be renewed.

    The Company has contracted with Russell Data Services, Inc. ("Russell Data"), a company owned and controlled by Dr. Colkitt, to provide for services to be performed for clients of the Company. The contract is for a term of ten years and expires on September 20, 2004. The contract provides for the Company to pay Russell Data a fee of 70 percent of all net revenues to be received by the Company for services provided by Russell Data. Under the terms of the contract, the Company is permitted to contract with providers of services other than Russell Data and Russell Data is permitted to provide its services to companies other than the Company. However, Russell Data is obligated to accept from the Company all contracts which are priced at not less than 80% of the industry norm. The contract contains an arbitration procedure to be followed in the event a dispute arises between the parties under the contract. In addition, Russell Data may contract with other companies owned by, controlled by or affiliated with Dr. Colkitt for the subcontracting of services that Russell Data may render under its contracting arrangement with the Company.

    The Company may also contract for administrative services, such as payroll and accounting services, with companies owned by, controlled by or affiliated with Dr. Colkitt. Prices for any such services have not been established and the need for such services may vary from time to time. Any such services shall be performed on terms which may be less favorable than could be obtained from a third party.

    The Company has entered into a month-to-month operating lease for office space in Sparks, Nevada from an entity that is owned and controlled by Dr. Colkitt. The monthly rental of $300 includes utilities. The Company believes that the terms of this lease are fair and reasonable to the Company.

    In January 1995, the Company made a refundable deposit of $700,000 for an unlimited site software license for a program relating to optimization of reimbursement by third party payors for medical services. The program was installed in December 1996. The license with the software company, Astute Systems, Inc. ("Astute"), which is owned and controlled by Dr. Colkitt, was not negotiated on an arm's length basis. Effective December 1996, the terms of the license were amended to include a ten year licensing period and would include all updates and software changes during the term of the license.

    On May 1, 1996, the Company entered into a transaction with First United Equities Corporation ("First United"), a broker-dealer registered with the Securities and Exchange Commission. First United is the principal market maker in the Company's Common Stock. Pursuant to the transaction, the Company loaned $5,200,000 through a series of advances evidenced by a promissory note bearing interest at 10%. Such note was due on demand with seven days notice. The note was collateralized by the guarantees of the principals of First United. On May 29, 1996, First United repaid $2,000,000 to the Company. Effective October 1, 1996, the remaining balance of the note and accrued interest was satisfied through the establishment of an unsecured note from Russell Data, in the amount of $3,344,174. The note bears interest at 10% and establishes a payment schedule of $1,000,000 each at January 15, April 15 and July 15, 1997, plus accrued interest thereon, with the remaining balance and interest thereon due on September 15, 1997. On February 10, 1997, the Company received $1,104,786 in principal and accrued interest from Russell Data in accordance with the payment schedule. The April 15 payment has not yet been made.

    At the Company's inception on August 3, 1994, the Company sold a total of 9,333,334 shares of its Common Stock to certain individuals, including 9,068,334 shares to the Company's directors and officers. See "PRINCIPAL STOCKHOLDERS." The consideration for such shares of Common Stock was approximately $.11 per share, substantially all of which consideration consisted demand notes executed by the purchasers, which notes have all been repaid.

    On December 8, 1994, the Company granted to Dr. Colkitt warrants to purchase an aggregate of 6,000,000 shares exercisable one year from the date of its initial public offering, including 2,000,000 shares of Common Stock at $7.50 per share expiring after three years, 2,000,000 shares of Common Stock at $10.00 per share expiring after five years, and 2,000,000 shares of Common Stock at $12.50 per share expiring after seven years. In August 1996, Dr. Colkitt transferred 1,500,000 of these warrants to Mr. Carr-Locke. The terms of the Chairman's Warrants are substantially similar to those of the Representative's Warrants issued in connection with the Company's initial public offering, including certain registration rights.

    Beginning on January 1, 1995, the Company had an arrangement with Mr. Carr-Locke under which the Company paid $12,500 per month to Mr. Carr-Locke for consulting services. This arrangement terminated effective May 31, 1995, at which time Mr. Carr-Locke's employment agreement with the Company commenced. Mr. Carr-Locke has been granted options to purchase 1,041,666 shares at an exercise price of $2.25 per share, which options became exercisable on August 3, 1996.

    The Company has retained Medical Business Systems, Inc. ("MBS") as a marketing and acquisition consultant for the time period from February 1, 1997 until May 31, 1998. The agreement provides for a $14,227 monthly payment. The Company's former President and Chief Executive Officer is an officer of MBS. In addition, the Company is in the process of assigning its non-cancelable operating leases for the Massachusetts office to Rapier Investments, Ltd. ("Rapier"). Rapier owns and controls MBS.

    Since December 1995, the Company has purchased one contract from MBS and nine contracts from Rapier to provide billing, collection and accounts receivable management services to medical services providers. In addition, the Company is in the process of negotiating contracts with both MBS and Rapier, under which MBS and Rapier would subcontract with the Company to provide the services to be performed for certain clients of the Company.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors, certain officers of the Company and beneficial owners of more than ten percent of the Company's Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company by reporting persons and the representations made by such persons to the Company, the Company believes that, during the last fiscal year, its directors, officers and ten-percent beneficial owners complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

    The Company has selected the firm of Coopers and Lybrand, L.L.P. to serve as its independent auditors for the current fiscal year. A representative of Coopers and Lybrand, L.L.P. is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1998 must be received by the Secretary of the Company at the Company's principal office in Sparks, Nevada prior to December 31, 1997 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proposals must be in writing and sent via registered, certified or express mail. Facsimile or other forms of electronic submissions will not be accepted.

                            SOLICITATION OF PROXIES

    The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expense of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy materials, such solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company or its subsidiaries.

                          ANNUAL REPORT ON FORM 10-KSB

    THE COMPANY WILL PROVIDE, WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING THE FINANCIAL STATEMENTS, BUT EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE CORPORATE SECRETARY AT THE ADDRESS OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        ROBERT W. HORNER, JR.
                                        Secretary


    THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT THEIR PROXIES.

                   NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION

                      PROXY SOLICITED BY THE BOARD OF DIRECTORS
                            ANNUAL MEETING OF STOCKHOLDERS
                                    June 30, 1997

              The undersigned stockholder(s) of National Medical Financial Services Corporation, a Nevada corporation (the "Company"), revoking all previous proxies, hereby appoints Douglas R. Colkitt, M.D. and Robert W. Horner, Jr., and each of them acting individually, as the attorneys and proxies of the undersigned, with full power of substitution, to cast all votes for all shares of common stock of the Company which the undersigned would be entitled to cast if personally present at the Annual Meeting of Stockholders of the Company to be held at 2171 Sandy Drive, State College,
Pennsylvania 16803, on Monday, June 30, 1997 at   10:30 a.m. local time, and
any and all adjournments or postponements thereof. Said proxies are authorized and directed to vote as indicated with respect to the following matters:

    1.   ELECTION OF CLASS I DIRECTORS    FOR / /      WITHHOLD AUTHORITY  / /

         Douglas R. Colkitt, M.D.             / /                          / /
         Robert M. Colkitt                    / /                          / /
         Richard L. Flickinger                / /                          / /


    2. TO VOTE ON SUCH OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE 1997 ANNUAL MEETING OF STOCKHOLDERS AND ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                        (Please date and sign on reverse side)
                  _________________________________________________
                            (continued from reverse side)

         This Proxy is solicited on behalf of the Company's Board of Directors. Unless otherwise specified, the shares will be voted "FOR" the election of the nominees for directors. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the 1997 Annual Meeting of Stockholders and any and all adjournments or postponements thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION.

NOTE: Please sign this Proxy exactly as the name(s)     Dated:--------------------, 1997
appear hereon.  When signing as attorney-in-fact,
executor, administrator, trustee or guardian, please
add your title as such.  Proxies executed in the name   ---------------------------------
of a corporation should be signed on behalf of the      Signature of Stockholder
corporation by a duly authorized officer.  Where
shares are owned in the name of two or more persons,
all such persons should sign.                           ----------------------------------
                                                        Signature of Stockholder
PLEASE SIGN, DATE AND RETURN IN THE
ENCLOSED POSTAGE PAID ENVELOPE.